UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-01976

                               Sequoia Fund, Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street, Suite 5000

                           New York, NY 10019

(Address of principal executive offices) (Zip code)

John B. Harris

Ruane, Cunniff & Goldfarb L.P.

9 West 57th Street

Suite 5000

                           New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 686-6884

Date of fiscal year end: December 31, 2022

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Report to Stockholders.

ANNUAL REPORT
December 31, 2022

Sequoia Fund
December 31, 2022

Page

Sequoia Fund
December 31, 2022
Illustration of an Assumed Investment of $10,000 (Unaudited)
The graph below covers the period from July 15, 1970 (the date Sequoia Fund, Inc. (the ”Fund“) shares were first offered to the public) through December 31, 2022.
Sequoia Fund’s results as of December 31, 2022 appear below with results of the S&P 500 Index for the same periods:
Year ended December 31, 2022	Sequoia Fund	S&P 500 Index*
1 Year	-30.52%	-18.11%
5 Years (Annualized)	6.22%	9.42%
10 Years (Annualized)	7.33%	12.56%
Since inception (Annualized)**	12.92%	10.85%
The results shown in the graph and table, which assume reinvestment of distributions, represent past performance and do not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance shown. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end can be obtained by calling SS&C GIDS, Inc. at (800) 686-6884.
*The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major U.S. corporations. The Index does not incur expenses. It is not possible to invest directly in the Index.
**Inception Date: July 15, 1970.
Please consider the investment objectives, risks and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund. You may obtain year to date performance as of the most recent quarter end, and copies of the prospectus and summary prospectus, by calling 1-800-686-6884, or on the Fund’s website at www.sequoiafund.com. Please read the prospectus and summary prospectus carefully before investing.
Shares of the Fund are distributed by Foreside Financial Services, LLC (Member of FINRA). An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Sequoia Fund
December 31, 2022
Shareholder Letter
January 25, 2023
Dear Sequoia Shareholders:
Sequoia Fund returned -30.52% in 2022, versus -18.11% for the S&P 500. Since the Investment Committee began managing the Fund in June of 2016, Sequoia and the S&P 500 have compounded at 8.90% and 11.76%, respectively.
Things looked quite different just 12 months ago. In last year’s annual letter, we noted that both Sequoia and the S&P 500 had produced an essentially identical compound total return of 18.2% over the period from June 2016 through December 2021. We explained that we were generally pleased at having kept pace with a hot stock market, certain pockets of which we declared to be obviously speculative. We then expressed confidence that when Sequoia and the S&P 500 did finally and inevitably diverge, it would be to our benefit.
Unfortunately, Sequoia underperformed the S&P 500 this year. We are disappointed by this outcome, but we remain steadfast in our belief that a concentrated portfolio of thoroughly researched, high-quality businesses purchased at attractive prices will outperform over the long term. Further, we remain confident that Sequoia is just such a portfolio.
The market prices of many of Sequoia’s holdings declined significantly over the course of this year, but with a small handful of exceptions we do not detect diminution in the intrinsic value of the businesses themselves. We believe our businesses are on the whole highly advantaged, conservatively financed, and run by capable managers. Over a very unusual last few years, they have generally maintained or improved their competitive positions and grown their underlying earnings power. We will come back to this very important point.
As for the exceptions where we have seen future prospects change for the worse, they matter, and we will address them momentarily. But it’s worth dwelling for a moment on the simple mathematical fact that Sequoia’s performance this year was not driven primarily by our holdings whose market prices declined most. If we sort Sequoia’s holdings by stock price performance for the year, it turns out that the performance of the median stock in this rank-ordered list matches very closely the actual return for Sequoia. The main reason Sequoia was down significantly this year is that most of the stocks in it were down significantly, primarily due to a compression in multiples in response to elevated inflation and rising interest rates, and despite continued generally strong underlying business performance.
As we all know, investing for the long term is a bumpy road. Business fundamentals don’t progress in a straight line, and the market’s assessment of businesses can change, sometimes significantly, from one day to the next. Over sufficiently long periods of time, though, investment performance is driven by the progression of business fundamentals relative to price paid.
None of this means that bumps in the road, when encountered, should be casually dismissed. Sometimes a bump is just a bump. Other times, it’s an indication that something has in fact gone wrong with an investment. Distinguishing between the two in real-time isn’t always easy, but if you’re on top of your businesses and honest with yourself, you can get close enough to the truth.
We spent a great deal of time this year reanalyzing and re-underwriting all of Sequoia’s holdings. We identified a small handful that were in our view impaired. The specifics of the mistakes varied, though in a couple cases what we got wrong was our assessment of pandemic-era business trends. While we never expected all of the pandemic-driven improvements to business performance at holdings like Wayfair and Netflix to persist, we did think that these companies had seen their prospects structurally improve. It’s now clear based on subsequent business performance and our continued research that their prospects increased to a lesser extent than we anticipated, or perhaps not at all.
That we got this particular assessment wrong and other assessments wrong for a couple of our other holdings was not the problem. “Wrong” happens all the time in investing. As value investors, the crux of our endeavor is to pay prices that ensure the cost of being wrong is manageable. This is why Warren Buffett calls “margin of safety” the three most important words in investing.
With the benefit of hindsight, the regrets of the past year all involve situations in which we either paid or tolerated prices that did not incorporate a sufficient margin of safety. Specifically, we paid too much for Netflix on initial purchase in 2020 and then failed to sell it after it appreciated significantly, we failed to sell all of our Wayfair at or near the top in 2020 and then added more on the way down the following year, we failed to sell or at least trim Meta at a fair valuation in response to several strains in the thesis that emerged over time and especially in 2021, and we invested in Prosus, where the apparent margin of safety in valuation was offset by sovereign risk to a greater extent than we initially appreciated. All of these decisions had rationales that at the time seemed sound, but of course that’s always the way it is with mistakes.
Thankfully, Sequoia’s long-term track record, and those of other highly respected firms with similar track records, prove that a sound and diligently executed investment strategy is resistant to mistakes. But resistant doesn’t mean immune. Mistakes of the sort just identified must be minimized. And the way to minimize them is to acknowledge them, learn from them, and then move on. That is what we are doing.
We recently refined in a few different ways the process by which we follow companies of interest and debate investments. We believe they will reduce the odds of our making the same sorts of mistakes in the future, while at the same time encouraging patterns of behavior that have worked for us over many years. Over time, if they simply help us to avoid a few mistakes and/or find our way to a few more winning investments, they can have a significant, beneficial impact on long-term performance. But there is no substitute for a disciplined mindset, and that, above all, is what we must seek to maintain. Process is important but ultimately subordinate. It exists to reinforce a disciplined mindset.

Sequoia Fund
December 31, 2022
Shareholder Letter (Continued)
To recap, we are not satisfied with our performance this year. At the same time, we believe deeply in our strategy and our process. We strive to research our investments as thoroughly and tenaciously as anyone in the industry. We’ve already taken steps to refine other aspects of our process, and we will continue to improve it in the future. Most importantly, Sequoia owns a collection of very high-quality businesses that we believe are trading for very attractive prices.
Perhaps the best way to convey our thinking on this last point is to drill down into the businesses that Sequoia owns and that should ultimately drive its long-term performance. Our year-end letter doesn’t typically include this sort of review, but in a volatile time like this one we think there is value in laying out what we own and why. We’ll focus on our top ten holdings, which at year-end collectively accounted for a full 61.2% of Sequoia’s capital.
. . . . . .  . . . .
(The following discussion of the Fund’s top 10 holdings is duplicated in the Management’s Discussion on Fund Performance section that begins on page 11, however it is included here since it is part of the January 25, 2023 letter that was sent to shareholders.)
Charles Schwab Corp. (7.4% of Sequoia’s capital at year-end, +0.1% total stock return in 2022)
Schwab’s shares held up quite well this year in the face of the broad market drawdown. Business performance was excellent. For the full year, Schwab’s revenues and EPS are expected to be up approximately 13% and 21%, respectively. Versus 2019, the company’s revenues and EPS are expected to have compounded at annual rates of approximately 25% and 14%, respectively.
The most obvious development for Schwab this year was the rather sudden change in the interest rate environment. In a higher rate environment, Schwab earns more interest revenue on client cash balances. Rates aside, this is a company that has for decades executed a consistently client-friendly strategy. The result is massive scale, a trusted brand, and an ever-expanding portfolio of products and services.
At month-end September 2022, Schwab’s total client assets stood at $6.6 trillion, making it one of the largest wealth management platforms in the US. This scale allows the company to serve its customers well and at a virtually unrivaled cost, creating something of a virtuous circle. Schwab continues to gather client assets from higher-cost channels, where multiple trillions still reside, at an impressive pace. Through the first nine months of 2022, the company grew client assets 6% organically, consistent with trends over the past many years.
Schwab has taken the initiative over the last few years, sending shockwaves through the industry, when it reduced commissions to zero for most trades in 2019. It then quickly targeted TD Ameritrade, acquiring it for $26 billion the following year. The multi-year integration is ongoing, but we already feel comfortable declaring this deal a strategic success.
At the current share price, Schwab trades for approximately 16x expected EPS for 2023. Assuming no change in the interest rate environment and a continuation of business trends, Schwab is trading for a low double-digit multiple of what it’s likely to earn in three years. We consider the current share price an attractive one for a business that has for decades used its scale and client-centric approach to gather assets at a consistent and healthy pace, earns good-to-great returns on equity across a wide range of interest rate environments, and still has many years of growth ahead of it.
Liberty Media Corp. (6.9% of Sequoia’s capital at year-end, -5% total stock return in 2022)
Shares of Liberty Media, the holding company through which we own the Formula One motorsport league, declined this year, though by significantly less than the S&P 500 Index. Business performance was superb. For full-year 2022, Liberty Media’s revenues are expected to be up almost 20%, with profits up even more. This robust growth is the result of a continued recovery from pandemic-related disruptions, but even after adjusting for this recovery the business grew nicely. Versus 2019, Liberty Media’s revenues and per share earnings power are expected to have compounded at annual rates of approximately 7% and 23%, respectively.
Formula One has made very significant progress since Sequoia first acquired shares via a private placement in 2017. Formula One has for decades been the pinnacle of global motorsport, but under previous management it suffered from internecine fissures and short-sighted strategy that were negatively impacting the sport and the business. 2022 saw the full implementation of a new Concorde Agreement signed in 2020. The Concorde Agreement lays out the key economic, technical and sporting terms on which the teams participate, and this most recent one realigns the teams and the league in a manner that should pay off for all parties involved. The new Concorde Agreement has already had some positive impact on the sport and the business, and we believe the majority of the benefits have yet to be realized.
Already, the sport is healthier than it has been for a long time. TV viewership was up globally again this year, which helped Formula One secure a round of richer broadcast deals in Europe as well as in the US, where the new deal with ESPN/ABC is rumored to be almost 10x more remunerative than the last one. In 2022, US TV viewership was up almost 30% over last year, building on the momentum of previous years and driven by the latest season of Netflix’s Drive to Survive series and the calendar’s new Miami race. Liberty Media plans to add a third US race in 2023, in Las Vegas. Instead of relying on a promoter as it typically does, Liberty Media will run the Las Vegas race itself, which will require significant investment but should generate an attractive return.

Sequoia Fund
December 31, 2022
Shareholder Letter (Continued)
Enticed by the growth and strength of the fan base, new sponsors are clamoring to sign up. This year saw a number of high-profile wins including Salesforce and Lenovo, as well as an expanded relationship with Amazon Web Services. Further, we are now seeing multiple well-funded and highly respected parties seeking to enter the sport, by either buying into an existing team or bringing a new team to the grid. Audi will partner with Team Sauber in 2026, and a duo consisting of General Motors and Andretti Motorsport has publicly announced its desire to enter the sport, while Porsche and Ford are both rumored to be exploring a possible entry.
At the current share price, Liberty Media is trading for approximately 30x expected per share earnings power for 2023 and a high-twenties multiple of expected free cash flow for 2023. We consider this a reasonable price for an impossible-to-replicate global sports league that is in undeniably rude health and that should drive mid-teens or better earnings growth for the next several years.
UnitedHealth Group (6.8% of Sequoia’s capital at year-end, +7% total stock return in 2022)
United was among Sequoia’s best performing stocks this year, thanks to typically strong financial results and increased appreciation for the business’ relative insensitivity to the broader economy. For the full year 2022, United’s revenues and EPS are expected to be up approximately 13% and 17%, respectively. Versus 2019, the company’s revenues and EPS are expected to have compounded at annual rates of approximately 10% and 14%, respectively.
UnitedHealth Group may not be a particularly beloved company, but it is one of the more entrenched businesses we’ve come across. Managed care, in its various forms – commercial risk, commercial fee, Medicare Advantage, and managed Medicaid – is an utterly essential component of our healthcare system. And in managed care, no one is bigger, more diversified or better run than United. In addition to its managed care business, United owns and operates the country’s third largest pharmacy benefit manger and is also the single largest owner by a wide margin of non-hospital care assets, including physician practices, urgent care centers, and ambulatory surgical centers.
While we are highly confident in the quality of United’s business, we also recognize the importance of context. United has a very strong position within a healthcare system that is highly imperfect. Practically speaking, this means we need to balance the quality of the business against inherent policy risk, which ebbs and flows but is always present.
While we can easily imagine scenarios in which policy developments negatively impact United’s business, we consider it highly unlikely that United and the other managed care companies would ever get fully disintermediated. In fact, there is a reasonable argument to be made that United and the other managed care companies, which have been aggressively expanding into capitated business lines, are increasingly part of the solution to the problem of rising healthcare costs. Ultimately, we made the decision to trim Sequoia’s investment in United this past year after the stock appreciated significantly. Policy risk, while bearable, is real. And the risk-reward, though still attractive, had become less asymmetric since our initial investment in 2019.
At the current share price, United trades for approximately 19x expected EPS for 2023. We consider this an attractive valuation for a business that is highly entrenched, nicely diversified, very well run, and capable of growing earnings in economically insensitive fashion and at a teens rate for many years to come.
Universal Music Group (6.4% of Sequoia’s capital at year-end, -13% USD total stock return in 2022)
Universal Music Group’s shares declined this year, though by significantly less than the S&P 500 Index. We saw solid underlying business performance and a continued bright outlook. We added modestly to our position during the year. For full-year 2022, revenues and EPS are both expected to be up double digits exclusive of the significant benefit from US dollar strengthening. Given past corporate actions and associated accounting complexity, we don’t have perfectly like-for-like financial figures going back to 2019, but we can safely say that Universal Music Group has grown both revenues and earnings at healthy double-digit rates over the past three years.
Sequoia Fund has owned Universal Music Group since 2018, initially through shares of French conglomerate Vivendi and on a standalone basis since the spinout of the business in 2021. Universal Music Group is the largest of the three major labels that sit at the center of the global music industry, and we believe it is the best-positioned and best-run of the group, led ably by industry veteran Lucian Grainge and his team.
The labels play a vital and entrenched role in the music ecosystem. By virtue of their expertise, scale, and relationships with producers, marketers, and distributors, labels offer musical artists the best shot at breaking out and sustaining a long career in the business. In return, the labels receive an interest in the artists’ music rights, often lasting decades, and they help maximize the monetization of those rights. The three major labels collectively have ownership interests in and control rights over almost all the music that has ever been made and commercialized in the West, giving them significant and valuable leverage when negotiating with distribution platforms.
The distribution landscape has changed markedly over the past two decades or so. The rise of internet-enabled piracy in the late 1990s decimated the industry. But with the subsequent emergence of digital download followed by streaming, the labels reestablished the value they could charge for their content. Industry-wide revenues have now recovered, recently returning to the nominal peak reached over two decades ago. We believe they are poised to reach new heights in the years to come.
Streaming now accounts for over half of Universal Music Group’s revenues, and streaming growth continued apace in 2022. What’s more, the company and its peers have built promising new revenue streams providing their music to accompany the video assets of major internet platforms like YouTube, TikTok, and Instagram. All of this, plus the return of live concerts and associated revenues, powered Universal Music Group’s growth this past year.

Sequoia Fund
December 31, 2022
Shareholder Letter (Continued)
At the current share price, Universal Music Group trades for a mid-twenties multiple of expected EPS for 2023. We consider this an attractive price for a business with a clear and compelling value proposition, an extremely strong competitive position, and the ability to grow earnings at a teens rate over the next handful of years.
Intercontinental Exchange (6.2% of Sequoia’s capital at year-end, -24% total stock return in 2022)
Though Intercontinental Exchange’s shares were down significantly this year, the business itself did fine on the whole. We added modestly to our position during the year. For the full-year 2022, the company’s revenues and EPS are expected to be up approximately 2% and 4%, respectively. Versus 2019, the company’s revenues and EPS are expected to have compounded at annual rates of approximately 12% and 11% respectively.
Focusing specifically on full-year 2022, business performance was strong across most of Intercontinental Exchange’s portfolio. Taking together the two largest segments – Exchange, in which the company operates a variety of derivative and equity exchanges that enjoy extremely strong, and in some cases monopoly-like, competitive positions, and Fixed Income & Data Services, in which the company offers a variety of data, analytics and related services that are often unique and in any case very sticky – revenues are expected to be up approximately 8%, with operating income likely up more. These two segments drive over 80% of total company revenue and operating income.
In contrast, revenues within Intercontinental Exchange’s Mortgage Technology segment are expected to be down approximately 19% in full-year 2022, with operating income likely down more. Mortgage Technology is sensitive to volumes, and the fact is industry-wide mortgage origination activity fell sharply this past year.
Current weakness aside, we are quite pleased with what Intercontinental Exchange has done, and quite intrigued by what it plans to do, in Mortgage Technology. From a standing start a handful of years ago, the company has assembled a collection of unique and high-quality mortgage-related assets: Mortgage Electronic Registrations Systems (a national electronic registry that tracks servicing rights and beneficial ownership interests in US-based mortgage loans), Simplifile (a network that serves as an electronic liaison between lenders, settlement agents and county recording offices), Ellie Mae (the largest loan origination system software provider in the US) and, if regulators approve the pending deal, Black Knight (the largest mortgage servicing software provider in the US). The company believes this collection of assets will allow it to facilitate a more digitized workflow across the notoriously paper-based and cumbersome mortgage lifecycle.
At the current share price, Intercontinental Exchange trades for approximately 19x expected EPS for 2023. We consider this an attractive price for a set of businesses that possess obviously appealing financial characteristics, enjoy very strong competitive positions, are capable of driving double-digit EPS growth for years to come, and are overseen by CEO Jeff Sprecher, who built the company out of whole cloth and whose track record speaks for itself.
Eurofins Scientific (6.1% of Sequoia’s capital at year-end, -41% USD total stock return in 2022)
Eurofins was among Sequoia’s worst performing stocks this year. We added modestly to our position during the year. On the surface, it would appear the business struggled. For full-year 2022, Eurofins’ total revenues are expected to be flat, with operating income likely down over 20%. However, these full-year 2022 results reflect a significant and, in our view, predictable unwind of high-margin Covid-related testing activity. Our best guess is that Eurofins’ revenues exclusive of Covid-related testing activity will have compounded at an annual rate of roughly 10% versus 2019 levels, with profits having compounded noticeably faster. In short, the business is progressing in line with our high expectations.
Eurofins is a worldwide leader in food, environmental, and pharmaceutical testing. The company is run by Gilles Martin, who founded the company in France in 1987 with just three employees. At the risk of generalizing, testing is a very good business: the service has a low cost relative to the end-product, the tests are important and in many cases required as a matter of regulation, and the customer relationships are sticky.
Eurofins may live in a good neighborhood, but it never coasts. The company is a very high performer when it comes to strategy, operations and capital allocation. For all its history, Eurofins’ strategy has remained the same: Achieve the #1 or #2 position in attractive testing markets across numerous verticals and geographies. The company drives operational excellence via a long-term mindset coupled with a highly decentralized organizational approach that both empowers and holds accountable its local lab leaders. As for capital allocation, the company has a multi-decade track record of acquiring both aggressively and sensibly.
At the current share price, Eurofins trades for approximately 19x expected EPS for 2023. We consider this an attractive price for a high-performing and resilient testing business that is run by a fully aligned founder-owner CEO and that ought to grow profits at a double-digit rate, from a combination of both solid organic growth and internally funded M&A, for many years to come.
Alphabet (5.8% of Sequoia’s capital at year-end, -39% total stock return in 2022)
Alphabet’s share price declined significantly this year, and the business results were undeniably mixed. For full-year 2022, revenues are expected to be up approximately 10%, whereas EPS is expected to be down approximately 16%. However, when the business results are viewed over the past few years, the picture is anything but mixed. Versus 2019, Alphabet’s revenues and EPS are expected to have compounded at annual rates of approximately 21% and 24%, respectively. This is a substantially bigger business than it was going into the pandemic.

Sequoia Fund
December 31, 2022
Shareholder Letter (Continued)
As we all know, Google remains synonymous with search. Search advertising continues to grow at a double-digit rate, driven by ongoing ecommerce penetration. The moats around Alphabet’s core business are wide and numerous. They include Google Chrome, which has a roughly 65% share in browsers; Android, which has a roughly 75% share in smartphones; and a variety of products and services – including Gmail, Maps, Chromebooks, Google Docs, and more – that tie users into the company’s ecosystem.
Adjacent businesses YouTube and Google Cloud continue to grow and have substantial room to improve their margins. Other ventures like Waymo, Nest and Verily remain early stage, but boast strong technical foundations.
Running through Alphabet’s various businesses are best-in-class capabilities around distributed hyperscale computing, advertising targeting technology, and artificial intelligence. Almost all of Alphabet’s products and services have already been suffused with artificial intelligence to some extent, and we believe the company’s efforts here will come increasingly to the fore in 2023 and beyond.
The most obvious risk facing Alphabet is regulation. Regulators and legislators across the globe continue to scrutinize Alphabet’s business practices as well as those of other large technology companies. We take it as a given that Alphabet will be forced to pay fines and to alter its business practices in various ways that could adversely impact revenues and profits. But it’s important to maintain perspective: regulators are taking an active stance precisely because Alphabet’s business is exceptionally powerful and well protected.
At the current share price, Alphabet trades for approximately 18x expected EPS for 2023. We consider this an attractive price for a globally dominant business capable of compounding EPS at a double-digit rate over the next several years.
Constellation Software (5.8% of Sequoia’s capital at year-end, -16% USD total stock return in 2022)
Constellation’s shares declined this year, falling in USD terms a couple points less than the S&P 500 Index. Meanwhile, the business performed admirably. For full-year 2022, the company’s revenues and EPS are expected to be up approximately 28% and 14%, respectively. Organic growth, at approximately 2%, was typically modest. As is always the case with Constellation, growth was driven primarily by acquisitions, including the largest in the company’s history, the $700 million carve-out of the Allscripts hospital and physician practice software business. Versus 2019 levels, Constellation’s revenues and EPS are expected to have compounded at annual rates of 23% and 23%, respectively.
We are often wary of acquisition-driven growth strategies, but Constellation is an exceptional acquirer. For over twenty years, founder and CEO Mark Leonard has managed to maintain, in the face of ever-increasing scale, high rates of acquisition-led growth accompanied by high rates of return on acquisitions. Constellation’s track record puts it in rare company, alongside some of history’s greatest acquisition-led compounders.
The key question is whether Constellation can continue executing its strategy in a similarly successful fashion for long enough to render the current price attractive. We believe it can. Constellation is focused on vertical market software businesses, which are generally quite profitable and provide code that is essential to their customers. Constellation is working with very good raw material, and there are an awful lot of these vertical market software businesses out there. We do not believe Constellation is in any danger of running out of targets.
Further, Mark Leonard is a dedicated student of other high-performing conglomerates with similarities to Constellation. He is thoughtful about extending the company’s growth potential for as long as possible. For example, he has distributed M&A responsibility to scores of portfolio managers across the globe, developed a separate initiative to compete with private equity for large software deals, and explored new avenues for growth outside of software.
At the current share price, Constellation trades for approximately 29x expected EPS for 2023. We consider this is a reasonable price for a unique company with a proven ability to allocate significant amounts of capital at high rates of return. We believe the company will continue to do so, thereby compounding earnings at a mid-teens rate or better over the next several years.
Elevance Health (5.1% of Sequoia’s capital at year-end, +12% total stock return in 2022)
Elevance’s stock was Sequoia’s best performing stock this year, for all the same reasons that United’s stock performed well. For full-year 2022, Elevance’s revenues and EPS are expected to be up approximately 14% and 12%, respectively. Versus 2019, the company’s revenues and EPS are expected to have compounded at annual rates of 14% and 15%, respectively.
Elevance (renamed from Anthem in 2022) is, like United, primarily a managed care company. In terms of revenues and profits, it is big, but not quite as big as United. Further, it is less scaled and less diversified than United in non-insurance business lines. However, Elevance has its own strengths. It is the largest operator of for-profit Blue Cross Blue Shield plans in the country. Built up over the course of decades, these plans have unrivaled brand recognition as well as a network of provider relationships that is unique in terms of market coverage and negotiated rates.
Elevance has long been an advantaged business, but it has not always been particularly well run. In 2017, Gail Boudreaux, formerly a senior executive at United, took over the reins. She is experienced and results-oriented. We believe Boudreaux can help Elevance make more of the enviable position it has long enjoyed.
On balance, we prefer United’s business to Elevance’s. But price matters, and Elevance trades at a significant discount to United. Ultimately, we feel comfortable owning both companies. As with United, we trimmed our investment in Elevance this year on account of ever-present policy risk and in light of the fact that the price-earnings ratio had expanded significantly since Sequoia’s initial purchase.

Sequoia Fund
December 31, 2022
Shareholder Letter (Continued)
At the current share price, Elevance trades for approximately 15x expected EPS for 2023. We consider this an attractive valuation for a business that is highly entrenched, reasonably diversified, better run than in the past, and capable of growing earnings in economically insensitive fashion and at a teens rate for several years.
Credit Acceptance (4.7% of Sequoia’s capital at year-end, -31% total stock return in 2022)
After nearly doubling in 2021, Credit Acceptance’s shares declined significantly this year, as tight supplies in the used car market impacted the lender’s ability to grow its loan book. For full-year 2022, revenues and earnings are expected to be roughly flat. Versus 2019, revenues and EPS are expected to have compounded an annual rates of approximately 6% and 14%, respectively.
The earnings of Credit Acceptance in any given year reflect the size and performance of its book of outstanding loans, which is driven by the pace of underwriting activity of the previous few years, and the collection experience in the current year. 2022 was highly unusual, with the global shortage of semiconductor chips triggering a shortage of new automobiles, which in turn drove used car prices up by almost 50% from January 2021 to January 2022. This tightness in the used car market drove affordability down and shifted dealers’ focus to prime borrowers, reducing demand for Credit Acceptance’s loans given its position as lender of last resort for subprime credits. At the same time, collections on outstanding loans exceeded expectations thanks to low unemployment and lingering benefits from aggressive fiscal stimulus policies.
In short, the environment was good for collections, which boosts current earnings, and bad for new underwriting, which powers future earnings. Credit Acceptance’s loan volume through the first nine months of 2022 was down approximately 22% from peak volumes in the first nine months of 2019, and we expect this stretch of anemic underwriting to have a temporary impact on future earnings. The good news is that the extraordinary tightness in the new and used car markets is already abating, and Credit Acceptance’s loan volumes should normalize in due course. Importantly, Credit Acceptance has maintained its disciplined underwriting standards during a very competitive time, rather than chase volume by pricing more aggressively.
Auto loan cycles come and go, and Credit Acceptance is expert at navigating them, usually growing market share when other lenders batten down the hatches. The more salient long-term risk to Credit Acceptance is regulatory intervention. Because it lends to a vulnerable population, Credit Acceptance attracts the attention of various regulators and enforcement agencies. While we welcome alert and astute regulation of the subprime auto market, we recognize that regulatory overreach is an ever-present risk.
A complaint from the Massachusetts Attorney General in August of 2020 drove the stock of Credit Acceptance down dramatically. The stock recovered when the suit was settled at a cost of roughly $2 per share in September of 2021. Today, Credit Acceptance faces a similar complaint from the attorney general of New York and the Consumer Finance Protection Bureau, and this has once again cast a pall over the stock. We expect this complaint to take years to resolve, and we anticipate similar complaints from other attorneys general in the future. It is part and parcel of the deep subprime lending business. Our research indicates that Credit Acceptance rigorously follows all existing lending laws, although enforcement agencies may attempt to broaden the interpretation of existing laws through litigation.
At the current share price, Credit Acceptance trades for approximately 8x expected EPS for 2023. We consider this an attractive price for a business that generates industry-leading returns through conservative underwriting, has reasonable prospects for growth and is run by a highly disciplined and extremely shareholder-friendly management team that has bought back over a third of outstanding shares over the past five years.
. . . . . .  . . . .
What we see here is a collection of very high-quality businesses that, again, collectively comprised 61.2% of Sequoia’s capital at year-end, that were generally purchased at attractive prices, and that are in the aggregate performing in-line with our high expectations. Over the period from pre-pandemic 2019 to 2022, this sub-portfolio increased its EPS at a compound annual rate of approximately 18%. Over this period, all ten businesses compounded EPS at a rate greater than 10%, and four of the ten did so at a rate greater than 20%. These businesses aren’t just good. They’re also growing profits quickly.
Of course, what matters is what happens from here. According to our calculations, this group of ten businesses currently trades for approximately 18x expected EPS for 2023. Like all businesses, each of these ten business faces its own set of opportunities and challenges. It is a near-certainty that some of them will perform below our expectations, while others will exceed them. But if in the aggregate they perform as we expect them to, the multiple of expected EPS for this sub-portfolio drops to approximately 12x looking out just three years.
In the long run, investment performance is all about the numbers. However, great track records aren’t built by spreadsheet alone. The qualitative matters immensely. When we look at these ten holdings as well as the rest of our holdings in a holistic manner, taking into account competitive position, operational prowess and likely earnings growth, we are excited by what we see.
. . . . . .  . . . .
The next generation of talent is the lifeblood of our investment team, which now numbers nearly thirty. This impressive group of individuals continues to grow and mature, as exemplified by our colleague Matt Cooper. Matt joined us in 2017 as a summer intern from Columbia University and quickly emerged as a valuable contributor to the firm’s investment activities. His creativity, incisiveness, and sound judgment are an enormous asset to the firm. To that end, we are delighted to announce that Matt was elected partner at the end of last year.

Sequoia Fund
December 31, 2022
Shareholder Letter (Continued)
We are grateful, every year and certainly this year, for your partnership and loyalty. It’s what allows us to pursue the long-term investment strategy on which Bill and Rick built the firm. We embrace with confidence the responsibility that we have to you and to their legacies. We look forward to seeing you virtually or in-person at our upcoming Investor Day on May 18th. It will be held at the Times Center, at 242 West 41st Street in Manhattan. Look for more details in the coming months. In the meantime, we wish you and yours health and happiness in the new year.
Sincerely,
The Ruane, Cunniff & Goldfarb Investment Committee,
Arman Gokgol-Kline
John B. Harris
Trevor Magyar
D. Chase Sheridan

Sequoia Fund
December 31, 2022
Management’s Discussion on Fund Performance (Unaudited)
The table below shows the 12-month total return for the top ten investments at the end of 2022.
Company	% of Net Assets 12/31/22	Total Return	% of Net Assets 12/31/21
Charles Schwab Corp.	7.4%	+ 0.2%	5.1%
The Liberty Media Corp.-Liberty Formula One	6.9%	-5.5%	4.9%
UnitedHealth Group, Inc.	6.8%	+ 7.0%	6.7%
Universal Music Group	6.4%	-13.2%	4.2%
Intercontinental Exchange, Inc.	6.2%	-24.1%	3.5%
Eurofins Scientific SE	6.1%	-41.5%	3.8%
Alphabet, Inc.	5.8%	-38.8%	8.3%
Constellation Software, Inc.	5.8%	-15.9%	4.7%
Elevance Health, Inc.	5.1%	+ 12.0%	5.7%
Credit Acceptance Corp.	4.7%	-31.0%	4.3%
The total return for the Sequoia Fund in 2022 was -30.52%. This compares with the -18.11% return of the S&P 500 Index.
Our preference is to make concentrated commitments of capital at what we believe are attractive prices in a limited number of companies that have superior long-term economic prospects. Because Sequoia is deliberately not representative of the overall market, in any given year the performance of the Fund may vary significantly from that of the broad market indices.
The top ten investments constituted approximately 61% of Sequoia’s net assets on December 31, 2022. At year-end, the Fund was 97.4% invested in common stocks and 2.6% invested in cash.
Charles Schwab Corp.’s shares held up quite well this year in the face of the broad market drawdown. Business performance was excellent. For the full year, Schwab’s revenues and EPS are expected to be up approximately 13% and 21%, respectively. Versus 2019, the company’s revenues and EPS are expected to have compounded at annual rates of approximately 25% and 14%, respectively.
The most obvious development for Schwab this year was the rather sudden change in the interest rate environment. In a higher rate environment, Schwab earns more interest revenue on client cash balances. Rates aside, this is a company that has for decades executed a consistently client-friendly strategy. The result is massive scale, a trusted brand, and an ever-expanding portfolio of products and services.
At month-end September 2022, Schwab’s total client assets stood at $6.6 trillion, making it one of the largest wealth management platforms in the US. This scale allows the company to serve its customers well and at a virtually unrivaled cost, creating something of a virtuous circle. Schwab continues to gather client assets from higher-cost channels, where multiple trillions still reside, at an impressive pace. Through the first nine months of 2022, the company grew client assets 6% organically, consistent with trends over the past many years.
Schwab has taken the initiative over the last few years, sending shockwaves through the industry when it reduced commissions to zero for most trades in 2019. It then quickly targeted TD Ameritrade, acquiring it for $26 billion the following year. The multi-year integration is ongoing, but we already feel comfortable declaring this deal a strategic success.
At the current share price, Schwab trades for approximately 16x expected EPS for 2023. Assuming no change in the interest rate environment and a continuation of business trends, Schwab is trading for a low double-digit multiple of what it’s likely to earn in three years. We consider the current share price an attractive one for a business that has for decades used its scale and client-centric approach to gather assets at a consistent and healthy pace, earns good-to-great returns on equity across a wide range of interest rate environments, and still has many years of growth ahead of it.

Sequoia Fund
December 31, 2022
Management’s Discussion on Fund Performance (Unaudited) (Continued)
Shares of Liberty Media, the holding company through which we own the Formula One motorsport league, declined this year, though by significantly less than the S&P 500 Index. Business performance was superb. For full-year 2022, Liberty Media’s revenues are expected to be up almost 20%, with profits up even more. This robust growth is the result of a continued recovery from pandemic-related disruptions, but even after adjusting for this recovery the business grew nicely. Versus 2019, Liberty Media’s revenues and per share earnings power are expected to have compounded at annual rates of approximately 7% and 23%, respectively.
Formula One has made very significant progress since Sequoia first acquired shares via a private placement in 2017. Formula One has for decades been the pinnacle of global motorsport, but under previous management it suffered from internecine fissures and short-sighted strategy that were negatively impacting the sport and the business. 2022 saw the full implementation of a new Concorde Agreement signed in 2020. The Concorde Agreement lays out the key economic, technical and sporting terms on which the teams participate, and this most recent one realigns the teams and the league in a manner that should pay off for all parties involved. The new Concorde Agreement has already had some positive impact on the sport and the business, and we believe the majority of the benefits have yet to be realized.
Already, the sport is healthier than it has been for a long time. TV viewership was up globally again this year, which helped Formula One secure a round of richer broadcast deals in Europe as well as in the US, where the new deal with ESPN/ABC is rumored to be almost 10x more remunerative than the last one. In 2022, US TV viewership was up almost 30% over last year, building on the momentum of previous years and driven by the latest season of Netflix’s Drive to Survive series and the calendar’s new Miami race. Liberty Media plans to add a third US race in 2023, in Las Vegas. Instead of relying on a promoter as it typically does, Liberty Media will run the Las Vegas race itself, which will require significant investment but should generate an attractive return.
Enticed by the growth and strength of the fan base, new sponsors are clamoring to sign up. This year saw a number of high-profile wins including Salesforce and Lenovo, as well as an expanded relationship with Amazon Web Services. Further, we are now seeing multiple well-funded and highly respected parties seeking to enter the sport, by either buying into an existing team or bringing a new team to the grid. Audi will partner with Team Sauber in 2026, and a duo consisting of General Motors and Andretti Motorsport has publicly announced its desire to enter the sport, while Porsche and Ford are both rumored to be exploring a possible entry.
At the current share price, Liberty Media is trading for approximately 30x expected per share earnings power for 2023 and a high-twenties multiple of expected free cash flow for 2023. We consider this a reasonable price for an impossible-to-replicate global sports league that is in undeniably rude health and that should drive mid-teens or better earnings growth for the next several years.
UnitedHealth Group was among Sequoia’s best performing stocks this year, thanks to typically strong financial results and increased appreciation for the business’ relative insensitivity to the broader economy. For the full-year 2022, United’s revenues and EPS are expected to be up approximately 13% and 17%, respectively. Versus 2019, the company’s revenues and EPS are expected to have compounded at annual rates of approximately 10% and 14%, respectively.
UnitedHealth Group may not be a particularly beloved company, but it is one of the more entrenched businesses we’ve come across. Managed care, in its various forms – commercial risk, commercial fee, Medicare Advantage, and managed Medicaid – is an utterly essential component of our healthcare system. And in managed care, no one is bigger, more diversified or better run than United. In addition to its managed care business, United owns and operates the country’s third largest pharmacy benefit manger and is also the single largest owner by a wide margin of non-hospital care assets, including physician practices, urgent care centers, and ambulatory surgical centers.
While we are highly confident in the quality of United’s business, we also recognize the importance of context. United has a very strong position within a healthcare system that is highly imperfect. Practically speaking, this means we need to balance the quality of the business against inherent policy risk, which ebbs and flows but is always present.
While we can easily imagine scenarios in which policy developments negatively impact United’s business, we consider it highly unlikely that United and the other managed care companies would ever get fully disintermediated. In fact, there is a reasonable argument to be made that United and the other managed care companies, which have been aggressively expanding into capitated business lines, are increasingly part of the solution to the problem of rising healthcare costs. Ultimately, we

Sequoia Fund
December 31, 2022
Management’s Discussion on Fund Performance (Unaudited) (Continued)
made the decision to trim Sequoia’s investment in United this past year after the stock appreciated significantly. Policy risk, while bearable, is real. And the risk-reward, though still attractive, had become less asymmetric since our initial investment in 2019.
At the current share price, United trades for approximately 19x expected EPS for 2023. We consider this an attractive valuation for a business that is highly entrenched, nicely diversified, very well run, and capable of growing earnings in economically insensitive fashion and at a teens rate for many years to come.
Universal Music Group’s shares declined this year, though by significantly less than the S&P 500 Index. We saw solid underlying business performance and a continued bright outlook. We added modestly to our position during the year. For full-year 2022, revenues and EPS are both expected to be up double digits exclusive of the significant benefit from US dollar strengthening. Given past corporate actions and associated accounting complexity, we don’t have perfectly like-for-like financial figures going back to 2019, but we can safely say that Universal Music Group has grown both revenues and earnings at healthy double-digit rates over the past three years.
Sequoia Fund has owned Universal Music Group since 2018, initially through shares of French conglomerate Vivendi and on a standalone basis since the spinout of the business in 2021. Universal Music Group is the largest of the three major labels that sit at the center of the global music industry, and we believe it is the best-positioned and best-run of the group, led ably by industry veteran Lucian Grainge and his team.
The labels play a vital and entrenched role in the music ecosystem. By virtue of their expertise, scale, and relationships with producers, marketers, and distributors, labels offer musical artists the best shot at breaking out and sustaining a long career in the business. In return, the labels receive an interest in the artists’ music rights, often lasting decades, and they help maximize the monetization of those rights. The three major labels collectively have ownership interests in and control rights over almost all the music that has ever been made and commercialized in the West, giving them significant and valuable leverage when negotiating with distribution platforms.
The distribution landscape has changed markedly over the past two decades or so. The rise of internet-enabled piracy in the late 1990s decimated the industry. But with the subsequent emergence of digital download followed by streaming, the labels reestablished the value they could charge for their content. Industry-wide revenues have now recovered, recently returning to the nominal peak reached over two decades ago. We believe they are poised to reach new heights in the years to come.
Streaming now accounts for over half of Universal Music Group’s revenues, and streaming growth continued apace in 2022. What’s more, the company and its peers have built promising new revenue streams providing their music to accompany the video assets of major internet platforms like YouTube, TikTok, and Instagram. All of this, plus the return of live concerts and associated revenues, powered Universal Music Group’s growth this past year.
At the current share price, Universal Music Group trades for a mid-twenties multiple of expected EPS for 2023. We consider this an attractive price for a business with a clear and compelling value proposition, an extremely strong competitive position, and the ability to grow earnings at a teens rate over the next handful of years.
Though Intercontinental Exchange’s shares were down significantly this year, the business itself did fine on the whole. We added modestly to our position during the year. For the full-year 2022, the company’s revenues and EPS are expected to be up approximately 2% and 4%, respectively. Versus 2019, the company’s revenues and EPS are expected to have compounded at annual rates of approximately 12% and 11% respectively.
Focusing specifically on full-year 2022, business performance was strong across most of Intercontinental Exchange’s portfolio. Taking together the two largest segments – Exchange, in which the company operates a variety of derivative and equity exchanges that enjoy extremely strong, and in some cases monopoly-like, competitive positions, and Fixed Income & Data Services, in which the company offers a variety of data, analytics and related services that are often unique and in any case very sticky – revenues are expected to be up approximately 8%, with operating income likely up more. These two segments drive over 80% of total company revenue and operating income.
In contrast, revenues within Intercontinental Exchange’s Mortgage Technology segment are expected to be down approximately 19% in full-year 2022, with operating income likely down more. Mortgage Technology is sensitive to volumes, and the fact is industry-wide mortgage origination activity fell sharply this past year.

Sequoia Fund
December 31, 2022
Management’s Discussion on Fund Performance (Unaudited) (Continued)
Current weakness aside, we are quite pleased with what Intercontinental Exchange has done, and quite intrigued by what it plans to do, in Mortgage Technology. From a standing start a handful of years ago, the company has assembled a collection of unique and high-quality mortgage-related assets: Mortgage Electronic Registrations Systems (a national electronic registry that tracks servicing rights and beneficial ownership interests in US-based mortgage loans), Simplifile (a network that serves as an electronic liaison between lenders, settlement agents and county recording offices), Ellie Mae (the largest loan origination system software provider in the US) and, if regulators approve the pending deal, Black Knight (the largest mortgage servicing software provider in the US). The company believes this collection of assets will allow it to facilitate a more digitized workflow across the notoriously paper-based and cumbersome mortgage lifecycle.
At the current share price, Intercontinental Exchange trades for approximately 19x expected EPS for 2023. We consider this an attractive price for a set of businesses that possess obviously appealing financial characteristics, enjoy very strong competitive positions, are capable of driving double-digit EPS growth for years to come, and are overseen by CEO Jeff Sprecher, who built the company out of whole cloth and whose track record speaks for itself.
Eurofins Scientific was among Sequoia’s worst performing stocks this year. We added modestly to our position during the year. On the surface, it would appear the business struggled. For full-year 2022, Eurofins’ total revenues are expected to be flat, with operating income likely down over 20%. However, these full-year 2022 results reflect a significant and, in our view, predictable unwind of high-margin Covid-related testing activity. Our best guess is that Eurofins’ revenues exclusive of Covid-related testing activity will have compounded at an annual rate of roughly 10% versus 2019 levels, with profits having compounded noticeably faster. In short, the business is progressing in line with our high expectations.
Eurofins is a worldwide leader in food, environmental, and pharmaceutical testing. The company is run by Gilles Martin, who founded the company in France in 1987 with just three employees. At the risk of generalizing, testing is a very good business: the service has a low cost relative to the end-product, the tests are important and in many cases required as a matter of regulation, and the customer relationships are sticky.
Eurofins may live in a good neighborhood, but it never coasts. The company is a very high performer when it comes to strategy, operations and capital allocation. For all its history, Eurofins’ strategy has remained the same: Achieve the #1 or #2 position in attractive testing markets across numerous verticals and geographies. The company drives operational excellence via a long-term mindset coupled with a highly decentralized organizational approach that both empowers and holds accountable its local lab leaders. As for capital allocation, the company has a multi-decade track record of acquiring both aggressively and sensibly.
At the current share price, Eurofins trades for approximately 19x expected EPS for 2023. We consider this an attractive price for a high-performing and resilient testing business that is run by a fully aligned founder-owner CEO and that ought to grow profits at a double-digit rate, from a combination of both solid organic growth and internally funded M&A, for many years to come.
Alphabet’ s share price declined significantly this year, and the business results were undeniably mixed. For full-year 2022, revenues are expected to be up approximately 10%, whereas EPS is expected to be down approximately 16%. However, when the business results are viewed over the past few years, the picture is anything but mixed. Versus 2019, Alphabet’s revenues and EPS are expected to have compounded at annual rates of approximately 21% and 24%, respectively. This is a substantially bigger business than it was going into the pandemic.
As we all know, Google remains synonymous with search. Search advertising continues to grow at a double-digit rate, driven by ongoing ecommerce penetration. The moats around Alphabet’s core business are wide and numerous. They include Google Chrome, which has a roughly 65% share in browsers; Android, which has a roughly 75% share in smartphones; and a variety of products and services – including Gmail, Maps, Chromebooks, Google Docs, and more – that tie users into the company’s ecosystem.
Adjacent businesses YouTube and Google Cloud continue to grow and have substantial room to improve their margins. Other ventures like Waymo, Nest and Verily remain early stage, but boast strong technical foundations.
Running through Alphabet’s various businesses are best-in-class capabilities around distributed hyperscale computing, advertising targeting technology, and artificial intelligence. Almost all of Alphabet’s products and services have already been suffused with artificial intelligence to some extent, and we believe the company’s efforts here will come increasingly to the fore in 2023 and beyond.

Sequoia Fund
December 31, 2022
Management’s Discussion on Fund Performance (Unaudited) (Continued)
The most obvious risk facing Alphabet is regulation. Regulators and legislators across the globe continue to scrutinize Alphabet’s business practices as well as those of other large technology companies. We take it as a given that Alphabet will be forced to pay fines and to alter its business practices in various ways that could adversely impact revenues and profits. But it’s important to maintain perspective: regulators are taking an active stance precisely because Alphabet’s business is exceptionally powerful and well protected.
At the current share price, Alphabet trades for approximately 18x expected EPS for 2023. We consider this an attractive price for a globally dominant business capable of compounding EPS at a double-digit rate over the next several years.
Constellation Software’s shares declined this year, falling in USD terms a couple points less than the S&P 500 Index. Meanwhile, the business performed admirably. For full-year 2022, the company’s revenues and EPS are expected to be up approximately 28% and 14%, respectively. Organic growth, at approximately 2%, was typically modest. As is always the case with Constellation, growth was driven primarily by acquisitions, including the largest in the company’s history, the $700 million carve-out of the Allscripts hospital and physician practice software business. Versus 2019 levels, Constellation’s revenues and EPS are expected to have compounded at annual rates of 23% and 23%, respectively.
We are often wary of acquisition-driven growth strategies, but Constellation is an exceptional acquirer. For over twenty years, founder and CEO Mark Leonard has managed to maintain, in the face of ever-increasing scale, high rates of acquisition-led growth accompanied by high rates of return on acquisitions. Constellation’s track record puts it in rare company, alongside some of history’s greatest acquisition-led compounders.
The key question is whether Constellation can continue executing its strategy in a similarly successful fashion for long enough to render the current price attractive. We believe it can. Constellation is focused on vertical market software businesses, which are generally quite profitable and provide code that is essential to their customers. Constellation is working with very good raw material, and there are an awful lot of these vertical market software businesses out there. We do not believe Constellation is in any danger of running out of targets.
Further, Mark Leonard is a dedicated student of other high-performing conglomerates with similarities to Constellation. He is thoughtful about extending the company’s growth potential for as long as possible. For example, he has distributed M&A responsibility to scores of portfolio managers across the globe, developed a separate initiative to compete with private equity for large software deals, and explored new avenues for growth outside of software.
At the current share price, Constellation trades for approximately 29x expected EPS for 2023. We consider this is a reasonable price for a unique company with a proven ability to allocate significant amounts of capital at high rates of return. We believe the company will continue to do so, thereby compounding earnings at a mid-teens rate or better over the next several years.
Elevance Health’s stock was Sequoia’s best performing stock this year, for all the same reasons that United’s stock performed well. For full-year 2022, Elevance’s revenues and EPS are expected to be up approximately 14% and 12%, respectively. Versus 2019, the company’s revenues and EPS are expected to have compounded at annual rates of 14% and 15%, respectively.
Elevance (renamed from Anthem in 2022) is, like United, primarily a managed care company. In terms of revenues and profits, it is big, but not quite as big, as United. Further, it is less scaled and less diversified than United in non-insurance business lines. However, Elevance has its own strengths. It is the largest operator of for-profit Blue Cross Blue Shield plans in the country. Built up over the course of decades, these plans have unrivaled brand recognition as well as a network of provider relationships that is unique in terms of market coverage and negotiated rates.
Elevance has long been an advantaged business, but it has not always been particularly well run. In 2017, Gail Boudreaux, formerly a senior executive at United, took over the reins. She is experienced and results-oriented. We believe Boudreaux can help Elevance make more of the enviable position it has long enjoyed.
On balance, we prefer United’s business to Elevance’s. But price matters, and Elevance trades at a significant discount to United. Ultimately, we feel comfortable owning both companies. As with United, we trimmed our investment in Elevance this year on account of ever-present policy risk and in light of the fact that the price-earnings ratio had expanded significantly since Sequoia initial purchase.

Sequoia Fund
December 31, 2022
Management’s Discussion on Fund Performance (Unaudited) (Continued)
At the current share price, Elevance trades for approximately 15x expected EPS for 2023. We consider this an attractive valuation for a business that is highly entrenched, reasonably diversified, better run than in the past, and capable of growing earnings in economically insensitive fashion and at a teens rate for several years.
After nearly doubling in 2021, Credit Acceptance Corp.’s shares declined significantly this year, as tight supplies in the used car market impacted the lender’s ability to grow its loan book. For full-year 2022, revenues and earnings are expected to be roughly flat. Versus 2019, revenues and EPS are expected to have compounded an annual rates of approximately 6% and 14%, respectively.
The earnings of Credit Acceptance in any given year reflect the size and performance of its book of outstanding loans, which is driven by the pace of underwriting activity of the previous few years, and the collection experience in the current year. 2022 was highly unusual, with the global shortage of semiconductor chips triggering a shortage of new automobiles, which in turn drove used car prices up by almost 50% from January 2021 to January 2022. This tightness in the used car market drove affordability down and shifted dealers’ focus to prime borrowers, reducing demand for Credit Acceptance’s loans given its position as lender of last resort for subprime credits. At the same time, collections on outstanding loans exceeded expectations thanks to low unemployment and lingering benefits from aggressive fiscal stimulus policies.
In short, the environment was good for collections, which boosts current earnings, and bad for new underwriting, which powers future earnings. Credit Acceptance’s loan volume through the first nine months of 2022 was down approximately 22% from peak volumes in the first nine months of 2019, and we expect this stretch of anemic underwriting to have a temporary impact on future earnings. The good news is that the extraordinary tightness in the new and used car markets is already abating, and Credit
Acceptance’s loan volumes should normalize in due course. Importantly, Credit Acceptance has maintained its disciplined underwriting standards during a very competitive time, rather than chase volume by pricing more aggressively.
Auto loan cycles come and go, and Credit Acceptance is expert at navigating them, usually growing market share when other lenders batten down the hatches. The more salient risk long-term risk to Credit Acceptance is regulatory intervention. Because it lends to a vulnerable population, Credit Acceptance attracts the attention of various regulators and enforcement agencies. While we welcome alert and astute regulation of the subprime auto market, we recognize that regulatory overreach is an ever-present risk.
A complaint from the Massachusetts Attorney General in August of 2020 drove the stock of Credit Acceptance down dramatically. The stock recovered when the suit was settled at a cost of roughly $2 per share in September of 2021. Today, Credit Acceptance faces a similar complaint from the attorney general of New York and the Consumer Finance Protection Bureau, and this has once again cast a pall over the stock. We expect this complaint to take years to resolve, and we anticipate similar complaints from other attorneys general in the future. It is part and parcel of the deep subprime lending business. Our research indicates that Credit Acceptance rigorously follows all existing lending laws, although enforcement agencies may attempt to broaden the interpretation of existing laws through litigation.
At the current share price, Credit Acceptance trades for approximately 8x expected EPS for 2023. We consider this an attractive price for a business that generates industry-leading returns through conservative underwriting, has reasonable prospects for growth and is run by a highly disciplined and extremely shareholder-friendly management team that has bought back over a third of outstanding shares over the past five years.

Sequoia Fund
December 31, 2022
Annual Fund Operating Expenses (Unaudited)
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
The Fund does not impose any sales charges, exchange fees or redemption fees.
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Other Expenses	0.07%
Total Annual Fund Operating Expenses*	1.07%
Expense Reimbursement by Investment Adviser*	-0.07%
Net Annual Fund Operating Expenses*	1.00%
* It is the intention of Ruane, Cunniff & Goldfarb L.P. (the “Investment Adviser”) to ensure the Fund does not pay in excess of 1.00% in Net Annual Fund Operating Expenses. This expense reimbursement obligation is a provision of the Investment Adviser’s investment advisory contract with the Fund and the reimbursement obligation will be in effect only so long as that investment advisory contract is in effect. The expense ratio presented is from the Fund’s prospectus dated April 29, 2022. For the year ended December 31, 2022, the Fund’s annual operating expenses and investment advisory fee, net of the reimbursement, were 1.00% and 0.91%, respectively.
Fees and Expenses of the Fund (Unaudited)
Shareholder Expense Example
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 through December 31, 2022).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 through December 31, 2022
Actual	$1,000	$ 982.70	$5.00
Hypothetical (5% return per year before expenses)	$1,000	$1,020.16	$5.09
** Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Sequoia Fund
December 31, 2022
Schedule of Investments
December 31, 2022
(Percentages are of the Fund's Net Assets)
Common Stocks (97.4%)
Shares		Value (Note 1)
	Aerospace & Defense (2.7%)
71,249,483	Rolls-Royce Holdings PLC (United Kingdom)(a)	$ 80,279,742
	Application Software (9.6%)
111,427	Constellation Software, Inc. (Canada)	173,967,667
1,082,791	SAP SE (Germany)	111,723,107
		285,690,774
	Automotive Retail (4.6%)
2,255,975	CarMax, Inc.(a)	137,366,318
	Cable & Satellite (2.9%)
350,539	Liberty Broadband Corp. - Class A(a)	26,588,383
785,200	Liberty Broadband Corp. - Class C(a)	59,887,204
		86,475,587
	Consumer Finance (7.8%)
997,857	Capital One Financial Corp.	92,760,787
298,244	Credit Acceptance Corp.(a)	141,486,953
		234,247,740
	Financial Exchanges & Data (6.2%)
1,807,536	Intercontinental Exchange, Inc.	185,435,118
	Interactive Media & Services (10.2%)
1,973,840	Alphabet, Inc. - Class A(a)	174,151,903
1,074,307	Meta Platforms, Inc. - Class A(a)	129,282,105
		303,434,008
	Investment Banking & Brokerage (7.4%)
2,638,524	The Charles Schwab Corp.	219,683,508
	Life Sciences Tools & Services (6.1%)
2,554,212	Eurofins Scientific SE (Luxembourg)	183,352,517
	Managed Health Care (11.9%)
295,662	Elevance Health, Inc.	151,665,736
385,874	UnitedHealth Group, Inc.	204,582,678
		356,248,414
	Movies & Entertainment (15.5%)
43,481	Liberty Media Corp.-Liberty Formula One - Class A(a)	2,323,190
3,400,120	Liberty Media Corp.-Liberty Formula One - Class C(a)	203,259,174
225,165	Netflix, Inc.(a)	66,396,655
7,948,025	Universal Music Group NV (Netherlands)	191,514,255
		463,493,274
	Multi-Sector Holdings (1.6%)
153,616	Berkshire Hathaway, Inc. - Class B(a)	47,451,982
	Research & Consulting Services (4.1%)
1,020,323	Jacobs Solutions, Inc.	122,510,183
The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund
December 31, 2022
Schedule of Investments (Continued)
December 31, 2022
Shares		Value (Note 1)
	Semiconductors (6.8%)
1,683,406	Micron Technology, Inc.	$ 84,136,632
1,593,433	Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR (Taiwan)	118,694,824
		202,831,456
	Total Common Stocks (Cost $1,961,073,886)	2,908,500,621
	Total Investments (97.4%) (Cost $1,961,073,886)(b)	2,908,500,621
	Other Assets Less Liabilities (2.6%)	78,759,830
	Net Assets (100.0%)	$ 2,987,260,451

(a)	Non-income producing security.
(b)	The cost for federal income tax purposes is $2,000,133,973. The difference between book cost and tax cost is attributable to financial and tax accounting differences on a corporate spin-off.
Abbreviation:
SP ADR	Sponsored American Depository Receipt
Generally accepted accounting principles establish a disclosure hierarchy that categorizes the inputs to valuation techniques used to value the investments at measurement date. These inputs are summarized in the three levels listed below:
Level 1 −	unadjusted quoted prices in active markets for identical securities.
Level 2 −	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk).
Level 3 −	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are recognized at the end of the reporting period. As of December 31, 2022, all financial instruments listed in the Schedule of Investments are considered Level 1. During the year ended December 31, 2022, there were no transfers between Levels and there were no Level 3 securities held by the Fund.
The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund
December 31, 2022
Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value (cost $1,961,073,886)(Note 1)	$2,908,500,621
Cash on deposit	81,513,948
Receivable for capital stock sold	182,406
Dividends receivable	1,375,351
Other assets	162,746
Total assets	2,991,735,072
Liabilities
Payable for capital stock repurchased	1,878,733
Accrued investment advisory fee	2,355,300
Accrued professional fees	26,972
Accrued transfer agent fees	59,236
Accrued custodian fees	20,833
Accrued independent Directors fees and expenses	90,856
Accrued other expenses	42,691
Total liabilities	4,474,621
Net Assets	$2,987,260,451
Net Assets Consist of
Capital (par value and paid in surplus) $.10 par value capital stock, 100,000,000 shares authorized, 23,951,580 shares outstanding	$2,225,560,752
Total distributable earnings (loss)	761,699,699
Net Assets	$2,987,260,451

Net asset value per share	$ 124.72
The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund
December 31, 2022
Statement of Operations
Year Ended December 31, 2022
Investment Income
Income
Dividends, net of $1,581,425 foreign tax withheld	$ 20,534,156
Total investment income	20,534,156
Expenses
Investment advisory fee(Note 2)	36,045,879
Professional fees	460,574
Transfer agent fees	667,926
Independent Directors fees and expenses	647,053
Custodian fees	123,911
Other	1,254,524
Total expenses	39,199,867
Less expenses reimbursed by Investment Adviser(Note 2)	3,003,986
Net expenses	36,195,881
Net investment loss	(15,661,725)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Realized gain (loss) on
Investments(Note 3)	(93,128,325)
Foreign currency transactions	(1,064,149)
Net realized losses on investments and foreign currency transactions	(94,192,474)
Net change in unrealized appreciation/(depreciation) on
Investments	(1,359,563,887)
Foreign currency translations	(26,206)
Net decrease in unrealized appreciation/(depreciation) on investments and foreign currency translations	(1,359,590,093)
Net realized and unrealized losses on investments, foreign currency transactions and translations	(1,453,782,567)
Net decrease in net assets from operations	$(1,469,444,292)
The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund
December 31, 2022
Statements of Changes in Net Assets
	Year Ended December 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations
Net investment loss	$ (15,661,725)	$ (12,975,889)
Net realized gain (loss) on investments and foreign currency transactions	(94,192,474)	749,406,703
Net increase (decrease) in unrealized appreciation/(depreciation) on investments and foreign currency translations	(1,359,590,093)	337,323,837
Net increase (decrease) in net assets from operations	(1,469,444,292)	1,073,754,651
Distributions to shareholders from:
Total distributable earnings	(98,740,477)	(674,733,986)
Capital share transactions
Shares sold	60,386,448	120,159,208
Shares issued to shareholders on reinvestment of net income and net realized gain distributions	79,067,771	532,377,789
Shares repurchased	(483,104,107)	(482,858,696)
Net increase (decrease) from capital shares transactions	(343,649,888)	169,678,301
Total increase (decrease) in net assets	(1,911,834,657)	568,698,966
Net Assets
Beginning of year	4,899,095,108	4,330,396,142
End of year	$ 2,987,260,451	$4,899,095,108

Share transactions
Shares sold	410,327	640,337
Shares issued to shareholders on reinvestment of net income and net realized gain distributions	626,031	2,866,958
Shares repurchased	(3,567,802)	(2,554,813)
Net increase (decrease) from capital share transactions	(2,531,444)	952,482
The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund
December 31, 2022
Financial Highlights
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$184.99	$169.62	$157.27	$132.20	$169.55
Income from investment operations
Net investment loss	(0.66)	(0.13)	(0.95)	(0.62)	(0.69)
Net realized and unrealized gains (losses) on investments	(55.76)	42.92	36.20	38.50	(2.67)
Net increase (decrease) in net asset value from operations	(56.42)	42.79	35.25	37.88	(3.36)
Less distributions from
Net investment income	(0.02)(a)	(4.93)(a)	—	(1.16)(a)	—
Net realized gains	(3.83)	(22.49)	(22.90)	(11.65)	(33.99)
Total distributions	(3.85)	(27.42)	(22.90)	(12.81)	(33.99)
Net asset value, end of year	$124.72	$184.99	$169.62	$157.27	$132.20

Total Return	(30.52)%(b)	25.48%	23.33%	29.12%	(2.62)%

Ratios/Supplementary data
Net assets, end of year (in millions)	$ 2,987	$ 4,899	$ 4,330	$ 3,980	$ 3,436
Ratio of expenses to average net assets
Before expenses reimbursed by Investment Adviser	1.09%	1.07%	1.09%(c)	1.07%(c)	1.06%(c)
After expenses reimbursed by Investment Adviser	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment loss to average net assets	(0.43)%	(0.27)%	(0.63)%	(0.42)%	(0.42)%
Portfolio turnover rate	16%	23%	28%	16%	27%

(a)	The difference of net investment income/(loss) for financial and tax reporting is attributable to financial and tax accounting differences on a corporate spin–off. As a result, the Fund was required to make a distribution from net investment income for tax purposes.
(b)	Includes the impact of proceeds received and credited to the Fund resulting from a class action settlement, which enhanced the Fund’s performance for the year ended December 31, 2022 by 0.08%.
(c)	Reflects reductions of 0.00%, 0.02% and 0.05% for expenses reimbursed by insurance company for the years ended December 31, 2020, 2019 and 2018, respectively.
The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund
December 31, 2022
Notes to Financial Statements
Note 1—  Significant Accounting Policies
Sequoia Fund, Inc. (the ‘‘Fund’’) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services— Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (”GAAP“). The Fund consistently follows such policies in the preparation of its financial statements.
A.	Valuation of investments: Investments for which market quotations are readily available are valued at market value, and other investments are valued at “fair value” as determined in accordance with procedures approved by the Fund’s Board of Directors (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Ruane, Cunniff & Goldfarb L.P. (the “Investment Adviser”) as valuation designee to perform fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.
Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed; securities traded in the NASDAQ Stock Market (”NASDAQ“) are valued in accordance with the NASDAQ Official Closing Price. Securities for which there is no sale or Official Closing Price are valued at the mean of the last reported bid and asked prices.
Securities traded on a foreign exchange are valued at the closing price on the last business day of the period on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on the date of valuation.
U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost, provided that the amortized cost value is approximately the same as the fair value as determined without the use of amortized cost valuation. U.S. Treasury Bills that when purchased have a remaining maturity in excess of 60 days are valued on the basis of market quotations and estimates until the sixtieth day prior to maturity, at which point they are valued at amortized cost. Fixed-income securities, other than U.S. Treasury Bills, are valued at prices supplied by an independent pricing service.
When reliable market quotations are insufficient or not readily available at the time of valuation or when the Investment Adviser determines that the prices or values available do not represent the fair value of a security, such security is valued at fair value as determined in good faith by the Investment Adviser, in accordance with procedures approved by the Board.
B.	Foreign currency translations: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of foreign securities are translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized gains or losses on foreign currency transactions arise from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions and translations arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
C.	Investment transactions and investment income: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts on fixed income securities are amortized over the life of the respective security. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

Sequoia Fund
December 31, 2022
Notes to Financial Statements (Continued)
D.	Federal income taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and it intends to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.
E.	Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F.	Dividends and distributions: Dividends and distributions are recorded by the Fund on the ex-dividend date.
Note 2— Investment Advisory Contract and Payments to Affiliates
The Investment Adviser provides the Fund with investment advice and administrative services pursuant to an investment advisory contract (the “Advisory Contract”) with the Fund.
Under the terms of the Advisory Contract, the Investment Adviser receives an investment advisory fee equal to 1.00% per annum of the Fund’s average daily net asset value. Under the Advisory Contract, the Investment Adviser is contractually obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the investment advisory fee) in any year exceed the sum of 1½% of the average daily net asset value of the Fund for such year up to a maximum of $30,000,000 of net assets, plus 1.00% of the average daily net asset value in excess of $30,000,000. The expenses incurred by the Fund exceeded the limitation for the year ended December 31, 2022 and the Investment Adviser reimbursed the Fund $2,318,486. Such reimbursement is not subject to recoupment by the Investment Adviser.
The Fund has contractually agreed to pay an asset-based fee to certain financial intermediaries for providing recordkeeping and other administrative services for sub-accounts maintained by the intermediaries. The Investment Adviser has contractually agreed to pay such fees on behalf of the Fund as long as the Advisory Contract remains in effect. Total fees paid by the Investment Adviser to the intermediaries on behalf of the Fund for the year ended December 31, 2022 were approximately $685,500, which is included in expenses reimbursed by the Investment Adviser in the Statement of Operations.
For the year ended December 31, 2022, advisory fees of $36,045,879 were earned by the Investment Adviser. Certain officers of the Fund are also officers of the Investment Adviser. There were no other amounts accrued or paid to interested persons, including officers and directors.
Note 3— Investment Transactions
The aggregate cost of purchases and the proceeds from the sales of securities, excluding short-term securities, for the year ended December 31, 2022 were $557,550,369 and $1,049,003,780, respectively. Included in proceeds of sales is $61,752,048 representing the value of securities distributed in payment of redemptions in-kind, resulting in realized gains of $55,344,188.
Note 4— Federal Income Tax Information
Distributions to shareholders are determined in accordance with federal income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts. During the year ended December 31, 2022, permanent differences due primarily to realized gains on redemptions in-kind not recognized for tax purposes and net operating loss resulted in a net decrease in total distributable earnings (loss) of $38,614,502 with a corresponding increase in paid in capital of $38,614,502. These reclassifications had no effect on net assets.

Sequoia Fund
December 31, 2022
Notes to Financial Statements (Continued)
At December 31, 2022 the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities for federal income tax purposes were $2,000,133,973, $1,085,214,823 and $176,848,175, respectively. The net unrealized depreciation on foreign currencies was $47,226.
The tax character of distributions paid for the year ended December 31, 2022 and 2021 was as follows:
	2022	2021
Distributions paid from
Ordinary income	$ 619,402	$121,822,116
Long-term capital gains	98,121,075	552,911,870
	$98,740,477	$674,733,986
Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.
As of December 31, 2022 and 2021 the components of distributable earnings on a tax basis were as follows:
	2022	2021
Undistributed ordinary income	$ —	$ 617,065
Undistributed long-term gains	—	98,119,600
Capital loss carryforwards	(146,619,723)	—
Unrealized appreciation	908,319,422	2,269,762,305
	$ 761,699,699	$2,368,498,970
At December 31, 2022, the Fund was permitted to carry forward indefinitely $92,217,977 of short-term capital losses and $54,401,746 of long-term capital losses.
The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the positions are ‘‘more likely than not’’ to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open years (tax years ended December 31, 2019 through December 31, 2022) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.
Note 5—  Indemnification
The Fund’s officers, directors and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, except as noted in the following paragraph, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss thereunder to be remote.
Note 6— Legal Proceedings
On January 8, 2016, Stanley H. Epstein, Harriet P. Epstein, and SEP IRA A/C Peter Christopher Gardner, derivatively and on behalf of Sequoia Fund, Inc. (the “Fund”), filed a suit against Ruane, Cunniff & Goldfarb Inc. (“RCG”), Robert D. Goldfarb, David Poppe, Robert L. Swiggett and Roger Lowenstein (collectively, the “Defendants”) in the Supreme Court of the State of New York, County of New York. The Fund was also named in the suit as a Nominal Defendant. On May 9, 2016, the plaintiffs filed an amended complaint, adding Edward Lazarus as an additional Defendant. The amended complaint asserted derivative claims in connection with certain of the Fund’s investments against the Defendants for alleged breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract and gross negligence. The case is Epstein v. Ruane, Cunniff & Goldfarb Inc. et al., 650100/2016, Supreme Court of the State of New York, County of New York. In February 2017, the court granted the Defendants’ motion to dismiss all claims in the action. On March 22, 2017, the plaintiffs filed a

Sequoia Fund
December 31, 2022
Notes to Financial Statements (Continued)
notice of appeal from the court’s dismissal. On July 5, 2018, the Supreme Court Appellate Division, First Department, unanimously affirmed the dismissal of all claims. On November 29, 2018, the plaintiffs filed an application for leave to appeal the Appellate Division’s ruling to the New York Court of Appeals. That application was denied on February 21, 2019.
On November 14, 2017, Donald Tapert, derivatively and on behalf of the Fund, filed a suit against David M. Poppe, Edward Lazarus, Robert L. Swiggett, Roger Lowenstein, Tim Medley, John B. Harris, Peter Atkins, Melissa Crandall, Robert D. Goldfarb, and RCG, in the Baltimore City Circuit Court, Maryland. The Fund was also named in the suit as a Nominal Defendant. The complaint asserted derivative claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, waste of corporate assets, and unjust enrichment. The case is Tapert v. Poppe et al., Case No. 24-C-17-005430, Baltimore City Circuit Court, Maryland. Defendants moved to dismiss the complaint on March 19, 2018, and the Court granted that motion on August 14, 2019 and dismissed the claims with prejudice. Plaintiff appealed the court’s decision to the Maryland Court of Special Appeals on September 13, 2019, and that appeal was dismissed in May 2020 as a matter of law when Plaintiff failed to file his appellate brief by the last date it was due.
On February 9, 2018, Charles Wilfong & Ann R. Wilfong JTWROS, derivatively and on behalf of the Fund, filed a suit against RCG, Robert D. Goldfarb, David Poppe and Roger Lowenstein, in the Supreme Court of the State of New York. The Fund was also named in the suit as a Nominal Defendant. The complaint asserted derivative claims for breach of duty of loyalty, breach of duty of care, and wrongful refusal to take action. The case is Wilfong v. Ruane, Cunniff & Goldfarb Inc. et al., 650699/2018, Supreme Court of the State of New York, County of New York. The action was dismissed by stipulation of the parties on September 20, 2019 without prejudice to Plaintiffs refiling the action solely in the event that the Maryland Court of Special Appeals reversed the Baltimore City Circuit Court’s decision in the Tapert action. By virtue of the dismissal of the Tapert appeal, the dismissal of this action is now with prejudice as a result of the terms of the stipulation.
On May 21, 2018, Thomas Edwards and Michael Fortune, individually and as representatives of a purported class, filed a suit against the Fund in the United States District Court in the Southern District of New York. The complaint asserted a claim for breach of contract. The case is Edwards v. Sequoia Fund, Inc., Case No. 1:18-cv-04501, S.D.N.Y. On October 18, 2018, the court granted the Fund’s motion to dismiss all claims. On November 15, 2018, plaintiffs filed a notice of appeal to the U.S. Court of Appeals for the Second Circuit. The Second Circuit affirmed the District Court’s decision on September 9, 2019.
On March 14, 2016, Clive Cooper, individually and as a representative of a class, on behalf of the DST Systems, Inc. 401(k) Profit Sharing Plan (the “Plan”), filed a suit in the United States District Court for the Southern District of New York against RCG, DST Systems, Inc., The Advisory Committee of the DST Systems, Inc. 401(K) Profit Sharing Plan, the Compensation Committee of the Board of Directors of DST Systems, Inc., Jerome H. Bailey, Lynn Dorsey Bleil, Lowell L. Bryan, Gary D. Forsee, Gregg Wm. Givens, Charles E. Haldeman, Jr., Samuel G. Liss and John Does 1-20. The Fund is not a defendant in this lawsuit. The complaint asserted claims for alleged breach of fiduciary duty and violation of ERISA’s prohibited transaction rules, co-fiduciary breach, and breach of trust in connection with certain investments made on behalf of the Plan. The case is Cooper v. DST Systems, Inc. et al., Case No. 1:16-cv-01900-WHP, U.S. District Court for the Southern District of New York. Upon being presented with an arbitration agreement between plaintiff and DST, plaintiff dismissed without prejudice all claims against all of the defendants other than RCG, which was thereby the only defendant remaining in the case. On August 15, 2017, the court granted RCG’s motion to compel arbitration and the case was dismissed on August 17, 2017. On September 8, 2017, the plaintiffs filed a notice of appeal from the District Court’s order granting the motion to compel arbitration and dismissing the case. On March 4, 2021, the Second Circuit reversed the District Court’s order and remanded the case to the District Court for further proceedings.
On September 1, 2017, plaintiffs Michael L. Ferguson, Myrl C. Jeffcoat and Deborah Smith, on behalf of the DST Systems, Inc. 401(k) Profit Sharing Plan, filed a suit in the Southern District of New York against RCG, DST Systems, Inc., The Advisory Committee of the DST Systems, Inc. 401(K) Profit Sharing Plan, the Compensation Committee of the Board of Directors of DST Systems, Inc., George L. Argyros, Tim Bahr, Jerome H. Bailey, Lynn Dorsey Bleil, Lowell L. Bryan, Ned Burke, John W. Clark, Michael G. Fitt, Gary D. Forsee, Steven Gebben, Gregg Wm. Givens, Kenneth Hager, Charles E. Haldeman, Jr., Lawrence M. Higby, Joan Horan, Stephen Hooley, Robert T. Jackson, Gerard M. Lavin, Brent L. Law, Samuel G. Liss, Thomas McDonnell, Jude C. Metcalfe, Travis E. Reed, M. Jeannine Strandjord, Beth Sweetman, Douglas Tapp and Randall Young. The

Sequoia Fund
December 31, 2022
Notes to Financial Statements (Continued)
Fund is not a defendant in this lawsuit. The complaint asserts claims for alleged breach of fiduciary duty under ERISA, breach of trust, and other claims. The case is Ferguson, et al. v. Ruane, Cunniff & Goldfarb Inc., et al., Case No. 1:17-cv-06685-ALC (S.D.N.Y.). On July 25, 2018, Stephanie Ostrander, a Plan participant, filed a motion in Ferguson seeking to intervene in that case to assert a class action on behalf of certain Plan participants. The court denied the motion to intervene on March 29, 2019. On December 14, 2018, the DST defendants filed a partial motion to dismiss, seeking dismissal of certain claims relating solely to the 401(k) portion of the Plan, with which RCG had no involvement. The court granted the motion to dismiss on September 18, 2019. On April 5, 2021, Plaintiffs moved to amend their complaint to add class allegations and to delete the allegations relating to the 401(k) portion of the Plan. Contemporaneously, Plaintiffs also filed a motion to certify the class. The court granted both motions on August 17, 2021. On August 30, 2021, intervenor parties moved for leave to appeal the class certification decision to the Second Circuit. The Second Circuit denied that motion on May 24, 2022. On January 31, 2022, Plaintiffs filed an amended complaint containing class allegations in accordance with the court’s August 17, 2021 order. On November 10, 2022, the parties to the action filed a notice with the Court informing the Court that the parties had reached an agreement in principle to settle the action and the related cases and requesting a stay of the proceedings to enable the parties to memorialize the settlement. The stay has been extended and the parties continue to work on the settlement agreement.
On September 7, 2017, plaintiff Stephanie Ostrander, as representative of a class of similarly situated persons, and on behalf of the DST Systems, Inc. 401(k) Profit Sharing Plan, filed suit in the Western District of Missouri against DST Systems, Inc., The Advisory Committee of the DST Systems, Inc,. 401(k) Profit Sharing Plan, The Compensation Committee of The Board of Directors of DST Systems, Inc., RCG and John Does 1-20. The complaint asserted claims for alleged breach of fiduciary duty, breach of trust, and other claims. The case is Ostrander v. DST Systems, Inc. et al., Case No. 4:17-cv-00747-BCW. The Fund is not a defendant in this lawsuit. On February 2, 2018, the court granted the defendants’ motion to dismiss all claims.
On September 28, 2018, counsel for Stephanie Ostrander filed another suit, Canfield v. SS&C Tech. Holdings, Inc. et al., Case No. 1:18-cv-08913-ALC (S.D.N.Y.), asserting claims that are virtually identical to those asserted in the Cooper, Ferguson, and Ostrander cases. The Fund is not a defendant in this lawsuit.
On November 5, 2018, counsel for Stephanie Ostrander filed another suit, Mendon v. SS&C Tech. Holdings, Inc., et al., Case No. 1:18-cv-10252-ALC (S.D.N.Y.), asserting claims that are virtually identical to those asserted in the Cooper, Ferguson, Ostrander, and Canfield cases. The Fund is not a defendant in this lawsuit.
On August 6, 2018, eleven participants of the DST Profit Sharing Plan submitted arbitration demands (the “Demands”) to the American Arbitration Association (the “Arbitrations”). The Demands assert claims that are virtually identical to those in the Cooper, Ferguson, Ostrander, Canfield, and Mendon cases. An additional approximately 574 claimants have sent demands, similar to the Demands, for submission to the American Arbitration Association. Hearings have been held in more than 350 of the arbitration proceedings, and the U.S. District Court for the Western District of Missouri has confirmed approximately 150 arbitration awards. The Eighth Circuit Court of Appeals reversed the decision of the U.S. District Court for the Western District of Missouri. The Fund is not a defendant in these proceedings.
RCG reached an agreement to settle the claims asserted against it in the Arbitrations, Canfield and Mendon on June 5, 2020.
On October 8, 2019, the Secretary of Labor filed a suit in the United States District Court for the Southern District of New York against RCG, DST Systems, Inc., Robert D. Goldfarb, The Advisory Committee of the DST Systems, Inc. 401(K) Profit Sharing Plan, the Compensation Committee of the Board of Directors of DST Systems, Inc., Kenneth Hager, Randall D. Young, Gregg W. Givins, Gerard M. Lavin, M. Elizabeth Sweetman, Douglas W. Tapp, George L. Argyros, Lawrence M. Higby, Travis E. Reed, Lowell L. Bryan, Samuel G. Liss, Brent L. Law, Lynn Dorsey Bleil, Jerome H. Bailey, Gary D. Forsee, and Charles E. Haldeman, Jr. The Fund is not a defendant in this lawsuit. The Secretary’s complaint asserts claims for alleged breaches of fiduciary duties and co-fiduciary breach. The case is Walsh v. Ruane, Cunniff & Goldfarb Inc., et al., Case No. 1:19-cv-9302-ALC (S.D.N.Y.). RCG, Mr. Goldfarb, and the DST defendants all moved to dismiss the Secretary’s complaint on December 4, 2020. On March 28, 2022, the court issued an Opinion and Order denying the motions to dismiss. The parties to the action continue efforts to settle the action.

Sequoia Fund
December 31, 2022
Notes to Financial Statements (Continued)
On November 11, 2020, plaintiffs DST Systems, Inc., the Advisory Committee of the DST Systems, Inc. 401(k) Profit Sharing Plan, and the Compensation Committee of the Board of Directors of DST Systems, Inc. filed suit against RCG, Ruane, Cunniff & Goldfarb LLC, Ruane, Cunniff & Goldfarb L.P., and certain current and former officers, directors and owners of RCG. The case is DST Systems, Inc., et al. v. Ruane, Cunniff & Goldfarb Inc., et al., Case No. 1:20-cv-9472 (S.D.N.Y.). The Fund is not a defendant in this lawsuit. The complaint asserts claims for indemnification, contribution, fraudulent conveyance, and breach of contract in connection with the litigations relating to the DST pension funds. A motion to dismiss the complaint was filed on December 17, 2021. On July 27, 2022, the court denied the motion to dismiss without prejudice and granted defendants leave to renew the motion at a later date. The Court has requested the parties to provide the Court with an update on the status of the proceedings. On December 16, 2022, the parties to the action filed a notice with the Court informing the Court that the parties had reached an agreement in principle to settle the action and the related cases and requesting a stay of the proceedings to enable the parties to memorialize the settlement. The stay has been extended and the parties continue to work on the settlement agreement.
RCG believes that the foregoing lawsuits are without merit and intends to defend itself vigorously against the allegations in them.
On December 10, 2019, RCG filed a suit in the United States District Court for the Southern District of New York against the claimants in the arbitrations pending before the American Arbitration Association (the “Claimants”). The suit also names, as nominal defendants, DST Systems, Inc., the plaintiffs in the Ferguson, Canfield, and Mendon cases, and the Secretary of Labor. RCG’s complaint seeks declaratory and injunctive relief regarding the overlapping and duplicative actions pending against RCG. On December 18, 2019, RCG filed a motion for preliminary injunction and appointment of a special master, seeking a stay of the arbitrations pending before the American Arbitration Association. Claimants and the Secretary of Labor opposed that motion. In addition, Claimants moved to dismiss RCG’s complaint on January 6, 2020. The Secretary of Labor requested a pre-motion conference in connection with an anticipated motion to dismiss RCG’s complaint on February 18, 2020. The case is Ruane, Cunniff & Goldfarb Inc. v. Payne, et al., Case No. 1:19-cv-11297-ALC (S.D.N.Y.). On July 10, 2020, RCG moved for voluntary dismissal of the action as a result of the settlements of the claims asserted against RCG in the Arbitrations, Canfield, and Mendon. The court granted that motion on September 28, 2020.
The outcomes of these lawsuits are not expected to have a material impact on the Fund’s financial statements.
Note 7— Subsequent Events
Management, on behalf of the Fund, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events. As a result of this evaluation, no subsequent events require disclosure and/or adjustment to the financial statements.

Sequoia Fund
December 31, 2022
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
Sequoia Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Sequoia Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Fund's auditor since 2015.
New York, New York
February 17, 2023

Sequoia Fund
December 31, 2022
Approval of Advisory Contract (Unaudited)
At a meeting held on December 9, 2022, the Board of Directors of the Fund, including a majority of the independent Directors, evaluated and approved the renewal of the investment advisory contract between the Fund and the Investment Adviser (the “Advisory Contract”). In approving the renewal of the Advisory Contract, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Contract.
Nature, Extent and Quality of Services. The Directors considered information concerning the nature, extent and quality of the services provided to the Fund by the Investment Adviser, including information regarding the portfolio managers, the Investment Adviser’s staffing and organizational matters and the compensation of the portfolio managers. Based on these factors and other factors concerning advisory services provided by the Investment Adviser, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund by the Investment Adviser under the Advisory Contract.
Investment Performance. The Directors reviewed information regarding the Fund’s performance under the Investment Adviser’s management. The Directors considered the Fund’s performance for the 1-year, 3-year, 5-year, 10-year and since inception periods ended September 30, 2022, as compared to the S&P 500 Index. They also reviewed the Fund’s top five holdings. The Directors also considered information comparing the Fund’s annualized performance to the annualized performance of peer-group funds for the 1-year, 3-year, 5-year, 10-year, 20-year and since inception periods ended September 30, 2022, and for the period from June 30, 2016 through September 30, 2022. The Directors considered that the performance information was compiled by the Investment Adviser from publicly available information. The Directors also considered the Fund’s performance in light of information concerning the performance of the Investment Adviser’s other clients managed by the Fund’s portfolio managers for various periods ended September 30, 2022.
Fees. The Directors considered the fee paid to the Investment Adviser under the Advisory Contract and the Fund’s overall expense ratio. They reviewed information provided by the Investment Adviser comparing the Fund’s advisory fee and expense ratio to the advisory fees charged to, and the expense ratios of, the peer-group funds. They considered that under the Advisory Contract, the Investment Adviser has agreed to reimburse the Fund for the excess, if any, in a given year of the Fund’s operating expenses over 1½% of the Fund’s average daily net asset values up to a maximum of $30 million, plus 1% of the Fund’s average daily net asset values in excess of $30 million and the amount reimbursed by the Investment Adviser for the most recent year end. They noted that the net fee rate received by the Investment Adviser was 0.93%. They also considered information regarding the Investment Adviser’s views on the peer-group funds’ advisory fee structures and how those structures differ from the Fund’s advisory fee structure, as well as information concerning the fees charged by the Investment Adviser to its other advisory clients. Based on these and other factors, the Directors determined that the advisory fee charged by the Investment Adviser under the Advisory Contract was reasonable in light of the services provided by the Investment Adviser and the fees charged by other advisers to similar funds.
Profitability and Other Benefits to the Investment Adviser. The Directors considered information concerning the historical profitability of the Fund to the Investment Adviser and other benefits to the Investment Adviser as a result of its relationship with the Fund, such as soft dollar arrangements. Based on these factors, the Directors concluded that the Investment Adviser’s profitability would not prevent them from approving the renewal of the Advisory Contract.
Economies of Scale. The Directors considered information concerning economies of scale and whether the advisory fee paid by the Fund to the Investment Adviser under the Advisory Contract might require adjustment in light of any potential economies of scale. The Directors determined that no modification of the advisory fee was necessary.
In light of information presented to them, the Directors concluded that the renewal of the Advisory Contract and retention of the Investment Adviser under the terms of the Advisory Contract (including at the advisory fee rate set forth in the Advisory Contract) were in the best interests of the Fund and its stockholders. This conclusion was not based on any single factor, but on an evaluation of the totality of factors and information reviewed and evaluated by the Directors. Based upon such conclusions, the Directors, including a majority of the independent Directors, approved the renewal of the Advisory Contract.

Sequoia Fund
December 31, 2022
Other Information (Unaudited)
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), 100% of ordinary dividends paid during the fiscal year ended December 31, 2022 is designated as “qualified dividend income”, as defined in the Act, and is subject to reduced tax rates. The Fund intends to pass through the maximum allowable percentage for Form 1099 Div.
For corporate shareholders, 100% of ordinary distributions paid during the fiscal year ended December 31, 2022 qualifies for the corporate dividends received deduction. The Fund intends to pass through the maximum allowable percentage. For the fiscal year ended December 31, 2022, the Fund designated long-term capital gains of $98,121,075.
Shares of the Fund may be offered only to persons in the United States and by way of a prospectus. This should not be considered a solicitation or offering of any product or service to investors residing outside of the United States.
The Fund is non-diversified, meaning that it invests its assets in a smaller number of companies than many other funds. As a result, an investment in the Fund has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Fund’s net asset value per share.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov. The Fund’s portfolio holdings information for the first and third quarters of each fiscal year is also available at http://www.sequoiafund.com/prospectus.
You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Visit the Fund’s web site at www.sequoiafund.com and use the link under “Prospectus” - “Our Proxy Voting Policies & Procedures” to obtain all proxy information. This information may also be obtained from the SEC’s web site at www.sec.gov or by calling SS&C GIDS, Inc. at 1-800-686-6884.

Sequoia Fund
December 31, 2022
Directors and Officers (Unaudited)
The Statement of Additional Information (”SAI“) includes additional information about Fund Directors and is available, without charge, upon request. You may call toll-free 1-800-686-6884 to request the SAI.
Name, Age, and Address	Position Held with Fund(1)	Length of Time Served(2)	Principal Occupation during Past 5 Years	Other Directorships Held by Director
Interested Directors and Officer(3)
John B. Harris, 46 9 West 57th Street New York, NY 10019	President, CEO & Director	6 Years	Managing Director of the Investment Adviser since 2018; Analyst of the Investment Adviser; Managing Member of Wishbone Management, LP (SEC-registered investment adviser).	None
Gregory W. Steinmetz, 61 9 West 57th Street New York, NY 10019	Director	4 Years	Analyst of the Investment Adviser.	None

Independent Directors
Melissa Crandall, 43 9 West 57th Street New York, NY 10019	Chairperson of the Board and Director	5 Years	Head of Talent Advisory, C Street Advisory (Talent Management) (2021-2022); Principal, Executive Recruiter, Third Street Partners (Talent Management) (2018-2020); Principal, Executive Recruiter, BraddockMatthews, LLC (Talent Management) (2015-2017).	None
Peter Atkins, 59 9 West 57th Street New York, NY 10019	Director	6 Years	Managing Director, Permian Partners (Investment Manager).	None
Edward Lazarus, 63 9 West 57th Street New York, NY 10019	Director	8 Years	Interim Chief Financial Officer, Sonos, Inc. (Consumer Electronics) since September 2022; Chief Legal Officer and Corporate Secretary, Sonos, Inc. since January 2019; Former Executive Vice President and General Counsel of Tribune Media Co. (2013-2018).	None
Roger Lowenstein, 69 9 West 57th Street New York, NY 10019	Director	24 Years	Writer for Major Financial and News Publications.	None

Sequoia Fund
December 31, 2022
Directors and Officers (Unaudited) (Continued)
Name, Age, and Address	Position Held with Fund(1)	Length of Time Served(2)	Principal Occupation during Past 5 Years	Other Directorships Held by Director
Independent Directors (Continued)
Katharine Weymouth, 56 9 West 57th Street New York, NY 10019	Director	2 Years	Chief Operating Officer, FamilyCare since 2021; Chief Operating Officer and President of DineXpert, Inc. (2018-2020); Publisher, The Washington Post (2008-2014); Chief Executive Officer, Washington Post Media (2008-2014).	Republic Services, Inc. (Waste Management); Graham Holdings Company (Education and Media); Cable One, Inc. (Internet and Cable); Xometry, Inc. (AI Marketplace).
Additional Officers
Wendy Goodrich, 57 9 West 57th Street New York, NY 10019	Executive Vice President	6 Years	Executive Vice President of the Investment Adviser since 2016; Managing Member of Absolute Return Consulting LLC until 2016.	None
Patrick Dennis, 52 9 West 57th Street New York, NY 10019	Treasurer	5 Years	Chief Financial Officer of the Investment Adviser since 2017; Chief Financial Officer of Associated Capital Group, Inc. (2015-2017); Global Head of Operations - Hedge Fund Administration at J.P. Morgan Chase (2013-2015).	None
Yau Dun Lee, 33 9 West 57th Street New York, NY 10019	Chief Compliance Officer & Secretary	Since May 20, 2022	Chief Compliance Officer of the Investment Adviser since 2022; Compliance Associate of the Investment Adviser (2021-2022); Compliance Associate at Black Diamond Capital Management, LLC (2019-2021); Compliance Officer at Paradigm Capital Management, Inc. (2018-2019); Compliance Associate at C.L. King & Associates (2015-2018).	None
Michael Valenti, 53 9 West 57th Street New York, NY 10019	Assistant Secretary	16 Years	Administrator of the Investment Adviser.	None

(1)	There are no other funds in the complex.
(2)	Directors serve until their resignation, removal or death.
(3)	Mr. Harris and Mr. Steinmetz are ”interested persons“ of the Fund, as defined by the 1940 Act, based on their positions with the Investment Adviser.

Sequoia Fund
December 31, 2022
Sequoia Fund, Inc.
9 West 57th Street, Suite 5000
New York, New York 10019-2701
1-800-686-6884
Website: www.sequoiafund.com
Interested Directors
John B. Harris
Gregory W. Steinmetz
Independent Directors
Melissa Crandall, Chairperson of the Board
Peter Atkins
Edward Lazarus
Roger Lowenstein
Katharine Weymouth
Officers
John B. Harris	—	President & CEO
Wendy Goodrich	—	Executive Vice President
Patrick Dennis	—	Treasurer
Yau Dun Lee	—	Chief Compliance Officer & Secretary
Michael Valenti	—	Assistant Secretary
Investment Adviser
Ruane, Cunniff & Goldfarb L.P.
9 West 57th Street, Suite 5000
New York, New York 10019-2701
Distributor
Foreside Financial Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
Custodian
The Bank of New York Mellon
MF Custody Administration Department
225 Liberty Street, 25th Floor
New York, New York 10286
Registrar and Transfer Agent
SS&C GIDS, Inc.
P.O. Box 219477
Kansas City, Missouri 64121
Accounting Agent
The Bank of New York Mellon
4400 Computer Drive
Westborough, Massachusetts 01581
Legal Counsel
Seward & Kissel LLP
901 K Street, NW
Washington, DC 20001

9 West 57th Street, Suite 5000
New York, NY 10019
(212) 832-5280
info@ruanecunniff.com
For additional information about Ruane, Cunniff & Goldfarb and Sequoia Fund, please visit www.ruanecunniff.com and www.sequoiafund.com.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is attached as an exhibit to this Form N-CSR and also made available on the registrant’s website at www.sequoiafund.com.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The registrant’s Board of Directors has determined that, based on the background and extensive experience of each of the members of the audit committee in the financial services industry, a designated audit committee financial expert is unnecessary. The members of the audit committee are well-known and respected members of the investment management industry and the registrant is satisfied that their collective knowledge and experience is sufficient for them to perform their duties as audit committee members.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $92,106 for 2021 and $99,202 for 2022.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2022.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,650 for 2021 and $10,800 for 2022.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2022.

(e)(1)

The registrant’s audit committee has the responsibility to pre-approve all audit and non-audit services provided to the registrant by its independent auditor in advance at regularly scheduled audit committee meetings. The registrant’s audit committee also has the responsibility to pre-approve all non-audit services provided by the registrant’s independent auditor to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, in advance at regularly scheduled audit committee meetings.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) None

(c) None

(d) None

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $30,650 for 2021 and $17,300 for 2022.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act)) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Sequoia Fund, Inc.

By (Signature and Title)*	/s/ John B. Harris
John B. Harris, President and CEO
(principal executive officer)

Date February 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John B. Harris
John B. Harris, President and CEO
(principal executive officer)

Date February 27, 2023

By (Signature and Title)*	/s/ Patrick Dennis
Patrick Dennis, Treasurer
(principal financial officer)

Date February 27, 2023

* Print the name and title of each signing officer under his or her signature.